                                                                   EXHIBIT 23.1


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements, File Numbers 33-723, 33-24508, 33-78564, 33-78572
and 333-02389.

                                                            ARTHUR ANDERSEN LLP


San Diego, California
June 23, 2000




                                       60